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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                April 1, 1996




                                DEP CORPORATION

             (Exact name of registrant as specified in its charter)


     DELAWARE                                                    0-12862                               95-2040819
(State or other jurisdiction of                                (Commission                           (I.R.S. Employer
incorporation or organization)                                 File Number)                       Identification Number)


            2101 East Via Arado, Rancho Dominguez, California 90220
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (310) 604-0777



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ITEM 5.   OTHER EVENTS.

                 On April 1, 1996, Dep Corporation (the "Company") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. The filing was made in the United States Bankruptcy Court, District of Delaware.

                 A copy of the Company's press release announcing the filing of the petition is included as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

(b)       PRO FORMA FINANCIAL INFORMATION.  Not applicable.

(c)       EXHIBITS.

          99.1     Press release dated April 1, 1996.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 1, 1996                  DEP CORPORATION



                                       \s\ GRANT W. JOHNSON
                                       ---------------------------
                                            Grant W. Johnson
                                       Vice President, Finance
                                       and Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit

99.1             Press release dated April 1, 1996